UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value per share	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

INTRODUCTORY NOTE

On March 29, 2021, Urovant Sciences Ltd., a Bermuda exempted company limited by shares (the “Company”) completed the previously announced merger (the “Merger”) whereby Titan Ltd., a Bermuda exempted company limited by shares (“Merger Sub”), merged with and into the Company, the separate corporate existence of Merger Sub ceased and the Company continued as the surviving company in the Merger (the “Surviving Company”), becoming a wholly owned subsidiary of Sumitovant Biopharma Ltd., a Bermuda exempted company limited by shares (“Parent”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of November 12, 2020 (the “Merger Agreement”), by and among the Company, Parent, Merger Sub and, solely with respect to Section 9.13 of the Merger Agreement, Sumitomo Dainippon Pharma Co., Ltd. The Merger became effective on March 29, 2021 (the “Effective Time”) pursuant to the Certificate of Merger that was issued by the Registrar of Companies in Bermuda.

Item 2.01. Completion of Acquisition or Dispositive of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, each issued and outstanding common share, par value $0.000037453 per share, of the Company (each, a “Common Share”) (other than (i) Common Shares owned by the Company as treasury shares and Common Shares owned directly by any direct or indirect wholly owned subsidiary of the Company, (ii) Common Shares owned directly by Parent (which remained outstanding and became common shares of the Surviving Company at the Effective Time), and (iii) Common Shares held by dissenting shareholders who are entitled to and properly demand an appraisal of their Common Shares pursuant to Bermuda law) was cancelled, was no longer outstanding, and automatically ceased to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such Common Shares and each holder of evidence in book-entry form that immediately prior to the Effective Time represented any such Common Shares, ceased to have any rights with respect thereto, except the right to receive $16.25 in cash, without interest, in respect of each such Common Share (the “Per Share Merger Consideration”).

Effective as of immediately prior to the Effective Time, each then-outstanding and unexercised option to purchase Common Shares (“Company Option”) under the Company’s 2017 Equity Incentive Plan as amended and restated (the “Company Share Plan”) (whether vested or unvested) was cancelled and the holder thereof became entitled to receive an amount (subject to any applicable withholding tax) in cash, without interest, equal to the product of (i) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price per Common Share of such Company Option, multiplied by (ii) the total number of Common Shares subject to such Company Option. Each unexercised Company Option, whether vested or unvested, with an exercise price equal to or greater than the Per Share Merger Consideration was cancelled immediately prior to the Effective Time without consideration therefor.

Effective as of immediately prior to the Effective Time, the only then outstanding and unexercised right to receive the appreciation on Common Shares granted under the Company Share Plan, which was granted to James Robinson on March 23, 2020 (the “SAR”), was cancelled, and Mr. Robinson became entitled to receive an amount (subject to any applicable withholding tax) in cash, without interest, equal to the product of (i) the excess, if any, of the Per Share Merger Consideration over the applicable strike price per Common Share of the SAR, multiplied by (ii) the total number of Common Shares subject to the SAR.

Effective as of immediately prior to the Effective Time, each (i) then-outstanding time-based restricted share unit granted under the Company Share Plan and (ii) Common Share granted under the Company Share Plan that is subject to a restriction on transfer that lapses at the end of a specified period or periods, in each case, whether vested or unvested, that had not been settled in Common Shares prior to the Effective Time was cancelled and the holder thereof became entitled to receive a single lump sum cash payment, without interest, equal to (A) the Per Share Merger Consideration, less (B) any applicable withholding for taxes.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2020, and the terms of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On March 26, 2021, the Company notified the Nasdaq Global Select Market (“NASDAQ”) of the anticipated completion of the Merger on March 29, 2021 and requested that trading in the Common Shares be suspended and that the Common Shares be withdrawn from listing on the NASDAQ. The Company also requested that the NASDAQ file a notification of removal from listing on Form 25 with the SEC with respect to the Common Shares to report the delisting of the Common Shares from the NASDAQ. In accordance with NASDAQ requirements, trading of the Common Shares was suspended at 8 p.m. Eastern time on March 26, 2021.

The Company intends to file with the SEC a certificate and notice of termination on Form 15 with respect to the Common Shares, requesting that the Common Shares be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Shares under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Merger and at the Effective Time, holders of Common Shares immediately prior to the Effective Time ceased to have any rights as shareholders in the Company (other than their right to receive the Per Share Merger Consideration) and accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger and pursuant to the Merger Agreement, at the Effective Time, the members of the board of directors of the Surviving Company (the “Board”) immediately prior to the Effective Time (consisting of Mr. James Hindman, Dr. Sef P. Kurstjens, M.D., Ph.D., Mr. Pierre Legault, Dr. Shigeyuki Nishinaka, Ph.D., Ms. Myrtle Potter and Mr. James Robinson) were replaced with the members of the board of directors of Merger Sub as of immediately prior to the Effective Time (consisting of Mr. Yuichiro Haruyama, Dr. Nishinaka, Ms. Potter and Mr. Robinson). Each of Mr. Haruyama, Dr. Nishinaka, Ms. Potter and Mr. Robinson will serve on the Board until their successor is duly elected and qualified or until their earlier death, resignation or removal.

Also in connection with the Merger and pursuant to the Merger Agreement, the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Company, and each such officer will continue to serve in such capacity until the earlier of their death, resignation or removal or until their respective successor is duly elected or appointed and qualified.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger and pursuant to the Merger Agreement, at the Effective Time, the memorandum of association of the Surviving Company was amended and restated to be in the form of the memorandum of association of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Company. The revised memorandum of association of the Surviving Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the Merger and pursuant to the Merger Agreement, at the Effective Time, the bye-laws of the Surviving Company were amended and restated to be in the form of the bye-laws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Company. The revised bye-laws of the Surviving Company are attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On March 29, 2021, the Company and Parent issued a joint press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 12, 2020, by and among Sumitovant Biopharma Ltd., Titan Ltd., Urovant Sciences Ltd., and solely with respect to Section 9.13, Sumitomo Dainippon Pharma Co., Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 13, 2020)

3.1	Amended and Restated Memorandum of Association of Urovant Sciences Ltd.

3.2	Amended and Restated Bye-laws of Urovant Sciences Ltd.

99.1	Press Release, dated March 29, 2020, issued by Urovant Sciences Ltd. and Sumitovant Biopharma Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROVANT SCIENCES LTD.

Dated: March 29, 2021
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Accounting Officer